SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 17, 2005

E*TRADE Financial Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11921	94-2844166
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 East 57th Street New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(646) 521-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

E*TRADE Financial Corporation (the “Company”) is filing this Current Report on Form 8-K to update the historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 (the “2004 Form 10-K”) for discontinued operations and change in reporting segments from Brokerage and Banking to Retail and Institutional. The discontinued operations relates to the closure of our E*TRADE Professional unit responsible for both proprietary and hybrid proprietary trading models; and our decision to sell our recreational vehicle and marine loan origination business. Both of these events met the requirements under Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”) for classification as discontinued operations.

Under requirements of the Securities and Exchange Commission (the “SEC”), the same classification as discontinued operations required by SFAS No. 144 is also required for previously issued financial statements included in the Company’s currently filed 2004 Form 10-K, if those financial statements are incorporated by reference in filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to these businesses’ operations being classified as discontinued operations.

On August 5, 2005, the Company filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (“June 2005 10-Q”) with the SEC. In the June 2005 10-Q, the Company presented its results to reflect the discontinued operations and new segments.

This reclassification has no effect on the Company’s reported net income for any reporting period and has no material effect on the Company’s results of operations or financial condition.

This report includes our reclassified audited Consolidated Financial Statements for the years ended December 31, 2004, 2003 and 2002.

The reclassified consolidated financial information is attached to this current report on Form 8-K as Exhibit 99.1. Because we are reclassifying certain financial information in the 2004 Form 10-K for discontinued operations and segment reporting, the revised sections of our 2004 Form 10-K included in this report have not been otherwise updated for events occurring after the date of our Consolidated Financial Statements, which were originally presented in the 2004 Form 10-K filed on March 10, 2005. All other information in the 2004 Form 10-K remains unchanged. This report should be read in conjunction with our 2004 Form 10-K (except for Item 8 of Part II, which is contained in this report).

Item 9.01 Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1

Revised Consolidated Financial Statements and Supplementary Data for the years ended December 31, 2004, 2003 and 2002 (Part II—Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, filed with the SEC on March 10, 2005).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Date: October 17, 2005	By:	/s/ Russell S. Elmer
Russell S. Elmer Corporate Secretary

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